SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – March 25, 2014

(Date of earliest event reported)

COTY INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE	001-35964	13-3823358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Fifth Avenue, New York, NY		10118
(Address of principal executive offices)		(Zip Code)

(212) 389-7300

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 25, 2014, Coty Inc. (the “Company”) announced Darryl McCall, Executive Vice President, Global Operations and a member of the Company’s Executive Committee, has announced his retirement effective on December 31, 2014. The Company also announced the appointment of Mario Reis as the Company’s new Executive Vice President, Supply Chain and a member of the Company’s Executive Committee. Mr. Reis’s appointment is effective May 1, 2014, and Mr. McCall will work on the transition and other projects to ensure continuity in supply chain performance before Mr. McCall’s retirement.

A copy of the press release is attached as exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 25, 2014, regarding the retirement of Darryl McCall and appointment of Mario Reis

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2014	COTY INC.

	By:	/s/ Jules Kaufman
		Name:	Jules Kaufman
		Title:	Senior Vice President, Secretary
and General Counsel

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 25, 2014, regarding the retirement of Darryl McCall and appointment of Mario Reis